UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2024

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 Town Square, Suite 400 Alpharetta, Georgia	30005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable

(Former name or former address if

changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2024, Alimera Sciences, Inc. (the “Company”) amended the employment agreements (collectively, the “Amendments”) of each of Richard S. Eiswirth, Jr., Elliot Maltz, Jason Werner and Todd Wood to provide each such executive a make-whole tax reimbursement payment in respect of any excise taxes incurred by such executive under Section 4999 of the Internal Revenue Code that are triggered as a result of the consummation of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 21, 2024, as may be amended from time to time, among the Company, ANI Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and ANIP Merger Sub INC., a Delaware corporation and wholly owned indirect subsidiary of Parent (“Merger Sub”).

The foregoing is a summary of the material terms of the Amendments and is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of stockholders virtually on September 4, 2024 at 9:00 a.m., Eastern Time (the “Special Meeting”). At the Special Meeting, holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), voted on three proposals related to the Merger Agreement, each of which is described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 8, 2024 and first mailed to the Company’s stockholders on August 12, 2024. The Merger Agreement provides for the merger of Merger Sub with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Merger”).

As of the close of business on July 29, 2024, the record date for the Special Meeting, there were 52,387,763 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock was entitled to one vote with respect to each proposal at the Special Meeting. A total of 45,484,476 shares of Common Stock were voted virtually or by proxy, representing 86.8% of the votes entitled to be cast at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. At the Special Meeting, the Company’s common stockholders were asked to consider and vote on the following matters:

•	a proposal to adopt the Merger Agreement and approve the Merger (the “Merger Proposal”);
•	a proposal to adjourn the Special Meeting, if necessary, and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”); and
•	a proposal to approve, by non-binding, advisory vote, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”).

At the Special Meeting, the Company’s common stockholders approved the Merger Proposal, the Adjournment Proposal and the Compensation Proposal; however, because the Merger Proposal was approved, the Adjournment Proposal was not necessary.

The final voting results for each proposal are set forth below.

Proposal 1 – Merger Proposal

Votes For	Votes Against	Abstentions
45,434,624	10,090	39,762

Proposal 2 – Adjournment Proposal

Votes For	Votes Against	Abstentions
44,423,750	1,033,099	27,627

Proposal 3 – Compensation Proposal

Votes For	Votes Against	Abstentions
41,254,370	3,383,755	846,351

No other business properly came before the Special Meeting.

Forward-Looking Statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the outcome of the legal proceedings related to the merger agreement or the transaction, and (iii) risks related to diverting management’s attention from the Company’s ongoing business operations. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023, as amended, and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment, dated as of 6, 2024, to the Amended and Restated Employment Agreement, dated as of December 11, 2023, by and between the Company and Richard S. Eiswirth, Jr.
10.2	First Amendment, dated as of 6, 2024, to Employment Agreement, dated as of January 2, 2024, by and between the Company and Elliot Maltz.
10.3	First Amendment, dated as of 6, 2024, to Employment Agreement, dated as of October 2, 2023, by and between the Company and Jason Werner.
10.4	First Amendment, dated as of 6, 2024, to Employment Agreement, dated as of December 11, 2023, by and between the Company and Todd Wood.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: September 10, 2024	By:	/s/ Richard S. Eiswirth, Jr.
	Name:	Richard S. Eiswirth, Jr.
	Title:	President and Chief Executive Officer

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